UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 28, 2025

Vacasa, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41130	87-1995316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 NW 13th Avenue
Portland, OR 97209
(Address of Principal Executive Offices) (Zip Code)

(503) 946-3650
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VCSA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

Amendment No. 2 to the Merger Agreement

On March 28, 2025, Vacasa, Inc. (the “Company”), entered into Amendment No. 2 to the Agreement and Plan of Merger (“Amendment No. 2 to the Merger Agreement”) with Casago Holdings, LLC, a Delaware limited liability company (“Parent”), Vista Merger Sub II Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Company Merger Sub”), and Vista Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“LLC Merger Sub” and collectively with Company Merger Sub, “Merger Subs”) to that certain Agreement and Plan of Merger, dated as of December 30, 2024, by and among the Company, Vacasa Holdings LLC, Parent and Merger Subs, as amended by Amendment No. 1, dated as of March 17, 2025 (as amended, the “Merger Agreement”). Capitalized terms used and not otherwise defined herein have the meaning set forth in the Amendment No. 2 to the Merger Agreement, which is attached hereto as Exhibit 2.1.

 Amendment No. 2 to the Merger Agreement removed, as a condition to closing the Mergers, the expiration or termination of any applicable waiting period under the HSR Act and made additional ministerial changes related thereto.

All other material terms of the Merger Agreement, as amended by Amendment No. 1 thereto, which were previously filed by the Company as Exhibit 2.1 to the Current Reports on Form 8-K filed with the SEC on December 31, 2024, and March 17, 2025, respectively, remain substantially the same and in full force and effect as originally executed.

The foregoing description of Amendment No. 2 to the Merger Agreement is only a summary, does not purport to be complete and is qualified in entirety by reference to the full text thereof, which is attached as Exhibit 2.1 to this report and incorporated herein by reference.

Additional Information and Where to Find It

The proposed transaction is expected to be submitted to the stockholders of the Company for their consideration. In connection with the proposed transaction, the Company filed an amended preliminary proxy statement on Schedule 14A with the Securities and Exchange Commission (the “SEC”) on March 21, 2025 (the “Preliminary Proxy Statement”), and plans to file a definitive proxy statement on Schedule 14A and other relevant materials with the SEC. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement to the stockholders of the Company.

INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders may obtain a free copy of the Preliminary Proxy Statement and other documents filed with the SEC by the Company, at the Company’s website, investors.vacasa.com, or at the SEC’s website, www.sec.gov. The Preliminary Proxy Statement and other relevant documents may also be obtained for free from the Company by writing to Vacasa, Inc., 850 NW 13th Avenue, Portland, Oregon 97209, Attention: Investor Relations.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed transaction. Information about the compensation of the directors and named executive officers of the Company is set forth in the “Director Compensation” and “Executive Compensation Matters” sections of the definitive proxy statement for the 2024 annual meeting of stockholders of the Company, which was filed with the SEC on April 8, 2024, commencing on pages 16 and 30, respectively, and information regarding the participants’ holdings of the Company’s securities is set forth in the “Security Ownership of Certain Beneficial Owners and Management” section of the Preliminary Proxy Statement, commencing on page 124. The Preliminary Proxy Statement can be obtained free of charge from the sources indicated above. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in the Preliminary Proxy Statement, such changes will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Preliminary Proxy Statement and other relevant materials filed with the SEC.

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Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements other than statements of historical facts are forward-looking statements. These statements involve known and unknown risks, uncertainties, and other important factors that may cause our actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements and speak only as of the date they are made. Words such as “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “will,” “would,” “target, “ “forecast,” “outlook,” or the negative of these terms or other similar expressions are intended to identify such forward-looking statements. Specific forward-looking statements include, among others, statements regarding forecasts and projections; estimated costs, expenditures, cash flows, growth rates and financial results; plans and objectives for future operations, growth or initiatives; strategies or the expected outcome or impact of pending or threatened litigation; and expected timetable for completing the proposed transaction. Forward-looking statements are based on our management’s beliefs and assumptions and on information currently available to the Company. Such beliefs and assumptions may or may not prove to be correct. Additionally, such forward-looking statements are subject to numerous risks and uncertainties that are difficult to predict and many of which are beyond the Company’s control, which could cause actual results to differ materially from the results expressed or implied by the statements. These risks and uncertainties include, but are not limited to: (i) the failure to obtain the required votes of the Company’s stockholders; (ii) the timing to consummate the proposed transaction; (iii) the satisfaction of the conditions to closing of the proposed transaction may not be satisfied or that the closing of the proposed transaction otherwise does not occur; (iv) risks related to the ability of the Company to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; (v) the diversion of management time on transaction-related issues; (vi) results of litigation, settlements and investigations in connection with the proposed transaction; (vii) actions by third parties, including governmental agencies; (viii) global economic conditions; (ix) potential business uncertainty, including changes to existing business and customer relationships during the pendency of the proposed transaction that could affect financial performance; (x) adverse industry conditions; (xi) adverse credit and equity market conditions; (xii) the loss of, or reduction in business with, key customers; legal proceedings; (xiii) the ability to effectively identify and enter new markets; (xiv) governmental regulation; (xv) the ability to retain management and other personnel; and (xvi) other economic, business, or competitive factors.

Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company’s filings with the SEC. The Company’s SEC filings may be obtained by contacting the Company, through the Company’s website at investors.vacasa.com or through the SEC’s Electronic Data Gathering and Analysis Retrieval System at www.sec.gov. The Company undertakes no obligation to publicly update or revise any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
2.1	Amendment No. 2 to Agreement and Plan of Merger, dated as of March 28, 2025, by and among Vacasa, Inc., Casago Holdings, LLC, Vista Merger Sub II Inc. and Vista Merger Sub LLC.
104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the inline XBRL document.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VACASA, INC.

	By:	/s/ Robert Greyber
	Name:	Robert Greyber
	Title:	Chief Executive Officer

Dated: March 28, 2025

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